Exhibit 4.5
          CU

Incorporated under the
laws of Delaware

BTHC VI, INC.

COMMON SHARES

This Certifies that	is the owner of

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP 05578 C 203

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITH PAR VALUE OF

BTHC VI, INC.,

a Delaware corporation (herein called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of
Incorporation and all amendments thereto (copies of which are on file at the office of the Corporation), to all of which the holder of this certificate assents by acceptance hereof.

     This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

PRESIDENT AND SECRETARY	CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
NATIONAL CITY BANK
(CLEVELAND, OHIO)
TRANSFER AGENT

BY	AND REGISTRAR

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT— Custodian
TEN ENT	— as tenants by the entireties	(Cust) (Minor)
JT TEN	— as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act (State)

Abbreviations in addition to those in the above list may be used.

For value received,   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

  shares
represented by the within certificates, and do hereby irrevocably constitute and appoint attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:

By:
the signature(s) must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to sec rule 17Ad-15.

A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AS ESTABLISHED, FROM TIME TO TIME, BY THE CERTIFICATE OF INCORPORATION AND BY ANY CERTIFICATE OF DESIGNATIONS, AND THE NUMBER OF SHARES CONSTITUTING EACH CLASS AND SERIES AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE FROM THE SECRETARY OF THE CORPORATION AT ITS CORPORATE HEADQUARTERS.